Statements of Cash Flows	12 Months Ended
Dec. 31, 2022 USD ($)
Cash flows from Operating Activities:
Net income	$ 24,256,284
Adjustments to reconcile net income to net cash used in operating activities:
Income from investments held in Trust Account	(5,091,197)
Changes in fair value of warrant liability and sponsor loans	(21,332,800)
Changes in operating assets and liabilities:
Prepaid expenses	389,014
Due to related party	7,297
Accrued income taxes	485,207
Accounts payable and accrued expenses	(229,869)
Net cash used in operating activities	(1,516,064)
Cash flows from Investing Activities:
Cash withdrawn from Trust Account to pay taxes	822,658
Net cash provided by investing activities	822,658
Cash flows from Financing Activities:
Net change in cash	(693,406)
Cash, beginning of the period	1,214,555
Cash, end of the period	521,149
Non-cash financing transactions:
Increase in redemption value of shares subject to possible redemption	3,743,935
Federal income tax paid	$ 510,000